Third Point Reinsurance Ltd.

Financial Supplement
June 30, 2019

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Christopher S. Coleman - Chief Financial Officer
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including basic book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: results of operations fluctuate and may not be indicative of our prospects; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; downgrade, withdrawal of ratings or change in rating outlook by rating agencies; significant decrease in our capital or surplus; dependence on key executives; dependence on letter of credit facilities that may not be available on commercially acceptable terms; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; technology breaches or failures, including cyber-attacks; lack of control over Third Point Enhanced LP (“TP Fund”); lack of control over the allocation and performance of TP Fund’s investment portfolio; dependence on Third Point LLC to implement TP Fund’s investment strategy; limited ability to withdraw our capital accounts from TP Fund; decline in revenue due to poor performance of TP Fund’s investment portfolio; TP Fund’s investment strategy involves risks that are greater than those faced by competitors; termination by Third Point LLC of our or TP Fund’s investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund’s investment portfolio; trading restrictions being placed on TP Fund’s investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on certain TP Fund’s investments; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three and six months ended June 30, 2019 and 2018	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 9

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 10
Net Investment Return by Investment Strategy - by Quarter	Page 11

Other
General and Administrative Expenses - by Quarter	Page 12
Basic and Diluted Book Value per Share - by Quarter	Page 13
Earnings (Loss) per Share - by Quarter	Page 14
Return on Beginning Shareholders’ Equity - by Quarter	Page 15

Third Point Reinsurance Ltd.
Key Performance Indicators
June 30, 2019 and 2018
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(1,657)	$(5,054)	$(7,397)	$(11,417)
Combined ratio (1)	101.1%	103.6%	102.5%	104.0%

Key investment return metrics:
Net investment income	$69,131	$31,175	$224,084	$28,967
Net investment return on net investments managed by Third Point LLC	2.9%	1.0%	10.3%	0.8%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$15.21	$13.15	$15.21	$13.15
Diluted book value per share (2) (3)	$14.51	$12.98	$14.51	$12.98
Increase (decrease) in diluted book value per share (2)	4.0%	1.6%	11.8%	(0.1)%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	4.0%	1.2%	15.4%	(0.4)%

(1)	Refer to accompanying “Segment Reporting - Three and six months ended June 30, 2019 and 2018” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

(3)	Prior year comparatives represent amounts as of December 31, 2018.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Assets
Investment in related party investment fund, at fair value	$824,352	$1,475,995	$1,284,004	$1,627,924	$—
Equity securities, trading, at fair value	—	—	—	—	2,427,768
Debt securities, trading, at fair value	567,354	241,059	239,640	244,876	617,913
Other investments, at fair value	3,010	3,087	84	196	52,444
Total investments	1,394,716	1,720,141	1,523,728	1,872,996	3,098,125
Cash and cash equivalents	93,757	54,319	104,183	49,786	17,451
Restricted cash and cash equivalents	656,146	616,844	609,154	581,134	569,968
Subscription receivable from related party investment fund	—	15,000	—	30,000	—
Redemption receivable from related party investment fund	400,000	—	—	—	—
Due from brokers	—	637	1,411	12,853	258,764
Derivative assets, at fair value	—	—	—	—	34,738
Interest and dividends receivable	1,792	1,891	1,316	1,975	4,385
Reinsurance balances receivable	696,170	758,816	602,448	577,382	631,952
Deferred acquisition costs, net	208,027	233,108	203,842	231,286	264,408
Unearned premiums ceded	15,473	16,139	17,552	16,772	17,606
Loss and loss adjustment expenses recoverable	3,655	2,751	2,031	1,576	1,414
Other assets	19,715	20,488	20,569	13,082	10,808
Total assets	$3,489,451	$3,440,134	$3,086,234	$3,388,842	$4,909,619
Liabilities
Accounts payable and accrued expenses	$14,843	$9,225	$7,261	$9,200	$12,044
Reinsurance balances payable	88,670	76,766	69,701	71,070	74,013
Deposit liabilities	148,845	144,782	145,342	146,961	129,700
Unearned premium reserves	702,398	767,352	602,936	693,333	792,096
Loss and loss adjustment expense reserves	1,021,776	986,639	937,157	822,180	791,313
Securities sold, not yet purchased, at fair value	—	—	—	—	443,216
Due to brokers	—	—	—	16	926,588
Derivative liabilities, at fair value	—	—	—	—	12,380
Performance fee payable to related party	—	—	—	—	4,641
Participation agreement with related party investment fund	—	1,521	2,297	23,149	—
Interest and dividends payable	3,022	1,015	3,055	1,157	5,718
Senior notes payable, net of deferred costs	113,999	113,955	113,911	113,866	113,821
Total liabilities	2,093,553	2,101,255	1,881,660	1,880,932	3,305,530
Redeemable noncontrolling interests in related party	—	—	—	—	7,179
Shareholders’ equity
Common shares	9,399	9,429	9,364	9,417	9,963
Additional paid-in capital	924,191	920,207	918,882	924,153	994,170
Retained earnings	462,308	409,243	276,328	574,340	587,621
Shareholders’ equity attributable to Third Point Re common shareholders	1,395,898	1,338,879	1,204,574	1,507,910	1,591,754
Noncontrolling interests in related party	—	—	—	—	5,156
Total shareholders’ equity	1,395,898	1,338,879	1,204,574	1,507,910	1,596,910
Total liabilities, noncontrolling interests and shareholders’ equity	$3,489,451	$3,440,134	$3,086,234	$3,388,842	$4,909,619

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenues
Gross premiums written	$82,637	$49,765	$402,228	$428,125
Gross premiums ceded	(1,473)	(3,479)	(2,185)	(18,125)
Net premiums written	81,164	46,286	400,043	410,000
Change in net unearned premium reserves	64,288	95,207	(101,541)	(126,021)
Net premiums earned	145,452	141,493	298,502	283,979
Net investment income from investment in related party investment fund (1)	66,357	—	213,348	—
Net investment income before management and performance fees to related parties	2,774	45,668	10,736	53,507
Management and performance fees to related parties	—	(14,493)	—	(24,540)
Net investment income	69,131	31,175	224,084	28,967
Total revenues	214,583	172,668	522,586	312,946
Expenses
Loss and loss adjustment expenses incurred, net	82,334	84,000	177,402	176,620
Acquisition costs, net	58,006	57,584	115,504	108,989
General and administrative expenses	19,650	9,696	31,782	19,177
Other expenses	3,811	3,983	7,936	7,978
Interest expense	2,051	2,051	4,080	4,080
Foreign exchange gains	(4,260)	(8,847)	(1,742)	(2,236)
Total expenses	161,592	148,467	334,962	314,608
Income (loss) before income tax (expense) benefit	52,991	24,201	187,624	(1,662)
Income tax (expense) benefit	74	(4,390)	(1,644)	(4,518)
Net income (loss)	53,065	19,811	185,980	(6,180)
Net income attributable to noncontrolling interests in related party	—	(209)	—	(219)
Net income (loss) available to Third Point Re common shareholders	$53,065	$19,602	$185,980	$(6,399)
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$0.58	$0.20	$2.02	$(0.06)
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$0.57	$0.19	$2.00	$(0.06)
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	91,776,870	99,498,901	91,723,636	100,342,636
Diluted	92,801,799	102,032,485	92,720,466	100,342,636
(1) Effective August 31, 2018, Third Point Reinsurance Ltd., Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”) and together with Third Point Re BDA, the “TPRE Limited Partners”, entered into a Limited Partnership Agreement (the “2018 LPA”) to invest in Third Point Enhanced LP (“TP Fund”), a related party investment fund. As a result, the management and performance fees are presented within net investment income from investment in related party investment fund from the effective date of the 2018 LPA. Management and performance fees incurred prior to the effective date of the 2018 LPA are reflected in management and performance fees to related parties.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Revenues
Gross premiums written	$82,637	$319,591	$120,063	$30,064	$49,765
Gross premiums ceded	(1,473)	(712)	(1,770)	—	(3,479)
Net premiums written	81,164	318,879	118,293	30,064	46,286
Change in net unearned premium reserves	64,288	(165,829)	91,177	97,929	95,207
Net premiums earned	145,452	153,050	209,470	127,993	141,493
Net investment income from investment in related party investment fund (1)	66,357	146,991	(278,921)	(1,926)	—
Net investment income before management and performance fees to related parties	2,774	7,962	2,111	3,641	45,668
Management and performance fees to related parties	—	—	—	(5,305)	(14,493)
Net investment income (loss)	69,131	154,953	(276,810)	(3,590)	31,175
Total revenues	214,583	308,003	(67,340)	124,403	172,668
Expenses
Loss and loss adjustment expenses incurred, net	82,334	95,068	173,088	88,706	84,000
Acquisition costs, net	58,006	57,498	56,668	40,841	57,584
General and administrative expenses	19,650	12,132	7,553	9,511	9,696
Other (income) expenses	3,811	4,125	2,994	(1,362)	3,983
Interest expense	2,051	2,029	2,074	2,074	2,051
Foreign exchange (gains) losses	(4,260)	2,518	(3,288)	(1,979)	(8,847)
Total expenses	161,592	173,370	239,089	137,791	148,467
Income (loss) before income tax (expense) benefit	52,991	134,633	(306,429)	(13,388)	24,201
Income tax (expense) benefit	74	(1,718)	8,417	111	(4,390)
Net income (loss)	53,065	132,915	(298,012)	(13,277)	19,811
Net income attributable to noncontrolling interests in related party	—	—	—	(4)	(209)
Net income (loss) available to Third Point Re common shareholders	$53,065	$132,915	$(298,012)	$(13,281)	$19,602
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$0.58	$1.45	$(3.24)	$(0.14)	$0.20
Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$0.57	$1.43	$(3.24)	$(0.14)	$0.19
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	91,776,870	91,669,810	91,967,831	95,671,385	99,498,901
Diluted	92,801,799	92,578,933	91,967,831	95,671,385	102,032,485
(1) As a result of the 2018 LPA, the management and performance fees are presented within net investment income (loss) from investment in related party investment fund from the effective date of the 2018 LPA. Management and performance fees incurred prior to the effective date of the 2018 LPA are reflected in management and performance fees to related parties.
(2) Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three and six months ended June 30, 2019 and 2018
(expressed in thousands of U.S. dollars)

	Three months ended				Six months ended
	June 30, 2019		June 30, 2018		June 30, 2019		June 30, 2018
	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total (1)	Property and Casualty Reinsurance	Total (1)
Revenues
Gross premiums written	$82,637	$82,637	$49,765	$49,765	$402,228	$402,228	$428,125	$428,125
Gross premiums ceded	(1,473)	(1,473)	(3,479)	(3,479)	(2,185)	(2,185)	(18,125)	(18,125)
Net premiums written	81,164	81,164	46,286	46,286	400,043	400,043	410,000	410,000
Change in net unearned premium reserves	64,288	64,288	95,207	95,207	(101,541)	(101,541)	(126,021)	(126,021)
Net premiums earned	145,452	145,452	141,493	141,493	298,502	298,502	283,979	283,979
Expenses
Loss and loss adjustment expenses incurred, net	82,334	82,334	84,000	84,000	177,402	177,402	176,620	176,620
Acquisition costs, net	58,006	58,006	57,584	57,584	115,504	115,504	108,989	108,989
General and administrative expenses	6,769	6,769	4,963	4,963	12,993	12,993	9,787	9,787
Total expenses	147,109	147,109	146,547	146,547	305,899	305,899	295,396	295,396
Net underwriting loss	$(1,657)	(1,657)	$(5,054)	(5,054)	$(7,397)	(7,397)	$(11,417)	(11,417)
Net investment income		69,131		31,175		224,084		28,967
Corporate expenses		(12,881)		(4,733)		(18,789)		(9,390)
Other expenses		(3,811)		(3,983)		(7,936)		(7,978)
Interest expense		(2,051)		(2,051)		(4,080)		(4,080)
Foreign exchange gains		4,260		8,847		1,742		2,236
Income tax (expense) benefit		74		(4,390)		(1,644)		(4,518)
Net income attributable to noncontrolling interests in related party		—		(209)		—		(219)
Net income (loss) available to Third Point Re common shareholders		$53,065		$19,602		$185,980		$(6,399)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	56.6%		59.4%		59.4%		62.2%
Acquisition cost ratio	39.9%		40.7%		38.7%		38.4%
Composite ratio	96.5%		100.1%		98.1%		100.6%
General and administrative expense ratio	4.6%		3.5%		4.4%		3.4%
Combined ratio	101.1%		103.6%		102.5%		104.0%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Revenues
Gross premiums written	$82,637	$319,591	$120,063	$30,064	$49,765
Gross premiums ceded	(1,473)	(712)	(1,770)	—	(3,479)
Net premiums written	81,164	318,879	118,293	30,064	46,286
Change in net unearned premium reserves	64,288	(165,829)	91,177	97,929	95,207
Net premiums earned	145,452	153,050	209,470	127,993	141,493
Expenses
Loss and loss adjustment expenses incurred, net	82,334	95,068	173,088	88,706	84,000
Acquisition costs, net	58,006	57,498	56,668	40,841	57,584
General and administrative expenses	6,769	6,224	4,085	4,763	4,963
Total expenses	147,109	158,790	233,841	134,310	146,547
Net underwriting loss	$(1,657)	$(5,740)	$(24,371)	$(6,317)	$(5,054)

Underwriting ratios (1)
Loss ratio	56.6%	62.1%	82.6%	69.3%	59.4%
Acquisition cost ratio	39.9%	37.6%	27.0%	31.9%	40.7%
Composite ratio	96.5%	99.7%	109.6%	101.2%	100.1%
General and administrative expense ratio	4.6%	4.1%	2.0%	3.7%	3.5%
Combined ratio	101.1%	103.8%	111.6%	104.9%	103.6%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three months ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Line and Type of Business
Property Catastrophe	$15,843	$41,514	$—	$—	$—
Other Property	26,019	12,467	10,619	(3,578)	1,660
Property	41,862	53,981	10,619	(3,578)	1,660

Workers Compensation	312	22,810	202	6,948	23,815
Auto	14,136	26,568	(5,790)	(1,295)	(54)
Other Casualty	9,081	28,514	7,619	31,375	19,749
Casualty	23,529	77,892	2,031	37,028	43,510

Credit & Financial Lines	16,417	17,310	21,547	1,190	2,476
Multi-line	(1,028)	174,130	17,333	(4,607)	114
Other Specialty	1,857	1,631	(1,346)	31	(2,336)
Specialty	17,246	193,071	37,534	(3,386)	254

Total prospective reinsurance contracts	$82,637	$324,944	$50,184	$30,064	$45,424
Retroactive reinsurance contracts	—	(5,353)	69,879	—	4,341
Total property and casualty reinsurance segment	$82,637	$319,591	$120,063	$30,064	$49,765

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter(1)
(expressed in thousands of U.S. dollars)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Assets
TP Fund	$824,352	$1,475,995	$1,284,004	$1,627,924	$—
Equity securities, trading, at fair value	—	—	—	—	2,427,768
Debt securities, trading, at fair value	567,354	241,059	239,640	244,876	617,913
Other investments, at fair value	—	—	—	—	52,237
Total investments	1,391,706	1,717,054	1,523,644	1,872,800	3,097,918
Cash and cash equivalents	22,563	3,647	1,017	10,387	43
Restricted cash and cash equivalents	656,146	616,844	609,154	581,134	569,968
Redemption receivable from related party investment fund	400,000	—	—	—	—
Due from brokers	—	637	1,411	12,853	258,764
Derivative assets, at fair value	—	—	—	—	34,738
Interest and dividends receivable	1,792	1,891	1,316	1,975	4,385
Other assets	7	—	—	—	—
Total assets	$2,472,214	$2,340,073	$2,136,542	$2,479,149	$3,965,816
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$227	$188	$114	$740	$3,070
Securities sold, not yet purchased	—	—	—	—	443,216
Due to brokers	—	—	—	16	926,588
Derivative liabilities, at fair value	—	—	—	—	12,380
Performance fee payable to related party	—	—	—	—	4,641
Participation agreement with related party investment fund	—	1,521	2,297	23,149	—
Interest and dividends payable	—	—	—	131	2,696
Total noncontrolling interests in related party	—	—	—	—	12,335
Total liabilities and noncontrolling interests in related party	227	1,709	2,411	24,036	1,404,926
Total net investments managed by Third Point LLC	$2,471,987	$2,338,364	$2,134,131	$2,455,113	$2,560,890

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC (1)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018

Long
Equity	3.2%	8.4%	(13.3)%	1.9%	3.4%
Credit	0.6%	0.9%	(1.0)%	0.2%	0.3%
Other	0.5%	0.7%	(0.7)%	(1.2)%	(1.3)%
	4.3%	10.0%	(15.0)%	0.9%	2.4%

Short
Equity	(1.2)%	(2.4)%	3.1%	(1.1)%	(1.9)%
Credit	—%	(0.3)%	0.1%	—%	(0.2)%
Other	(0.2)%	(0.1)%	0.4%	—%	0.7%
	(1.4)%	(2.8)%	3.6%	(1.1)%	(1.4)%

Net
Equity	2.0%	6.0%	(10.2)%	0.8%	1.5%
Credit	0.6%	0.6%	(0.9)%	0.2%	0.1%
Other	0.3%	0.6%	(0.3)%	(1.2)%	(0.6)%
	2.9%	7.2%	(11.4)%	(0.2)%	1.0%

(1) Net investment return represents the return on our net investments managed by Third Point LLC, net of fees. The net investment return on net investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our net investment assets managed by Third Point LLC. Effective August 31, 2018, we transitioned from our separately managed account structure to investing in TP Fund. In addition, collateral assets and certain other investment assets are managed by Third Point LLC. The net investment return reflects the combined results of investments managed on behalf of Third Point Re BDA and Third Point Re USA prior to the transition date of August 31, 2018 and the investments in TP Fund, collateral assets and certain other investment assets subsequent to the date of transition. Prior to the transition date of August 31, 2018, the stated return was net of noncontrolling interests and net of withholding taxes, which were presented as a component of income tax expense in our condensed consolidated statements of income. Net investment return is the key indicator by which we measure the performance of Third Point LLC, TP Fund’s investment manager.

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Payroll and related	$9,983	$5,352	$3,105	$2,555	$4,687
Share compensation expenses	3,954	1,458	—	2,398	1,313
Legal and accounting	1,933	1,917	983	1,651	1,508
Travel and entertainment	713	527	460	554	449
IT related	730	659	656	470	433
Occupancy	345	427	396	325	246
Corporate insurance	202	175	187	170	189
Board of director and related	245	203	232	242	237
Credit facility fees	1,084	962	1,143	756	184
Other general and administrative expenses	461	452	391	390	450
	$19,650	$12,132	$7,553	$9,511	$9,696

G&A related to underwriting activities	$6,769	$6,224	$4,085	$4,763	$4,963
Corporate expenses	12,881	5,908	3,468	4,748	4,733
	$19,650	$12,132	$7,553	$9,511	$9,696

Third Point Reinsurance Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,395,898	$1,338,879	$1,204,574	$1,507,910	$1,591,754
Effect of dilutive warrants issued to founders and an advisor	34,950	34,950	—	34,950	34,950
Effect of dilutive stock options issued to directors and employees	49,142	49,142	—	51,422	51,422
Diluted book value per share numerator:	$1,479,990	$1,422,971	$1,204,574	$1,594,282	$1,678,126
Basic and diluted book value per share denominator:
Common shares outstanding	93,994,924	94,292,914	93,639,610	94,169,725	99,627,399
Unvested restricted shares	(2,214,087)	(2,524,109)	(2,025,113)	(2,041,475)	(2,050,115)
Basic book value per share denominator:	91,780,837	91,768,805	91,614,497	92,128,250	97,577,284
Effect of dilutive warrants issued to founders and an advisor	3,494,979	3,494,979	—	3,494,979	3,494,979
Effect of dilutive stock options issued to directors and employees	4,914,229	4,914,229	—	5,123,531	5,123,531
Effect of dilutive restricted shares issued to directors and employees	1,777,266	1,848,791	1,209,285	1,462,358	1,202,464
Diluted book value per share denominator:	101,967,311	102,026,804	92,823,782	102,209,118	107,398,258

Basic book value per share (1)	$15.21	$14.59	$13.15	$16.37	$16.31
Diluted book value per share (1)	$14.51	$13.95	$12.98	$15.60	$15.63

Increase (decrease) in diluted book value per share	4.0%	7.5%	(16.8)%	(0.2)%	1.6%

(1)
Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and represents basic book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the change in basic book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	91,776,870	91,669,810	91,967,831	95,671,385	99,498,901
Dilutive effect of options	321,492	291,248	—	—	1,274,609
Dilutive effect of warrants	228,643	207,134	—	—	878,977
Dilutive effect of restricted shares with service and performance condition	474,794	410,741	—	—	379,998
Diluted number of common shares outstanding	92,801,799	92,578,933	91,967,831	95,671,385	102,032,485

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$53,065	$132,915	$(298,012)	$(13,281)	$19,602
Net income allocated to Third Point Re participating common shareholders	(85)	(173)	—	—	(6)
Net income (loss) allocated to Third Point Re common shareholders	$52,980	$132,742	$(298,012)	$(13,281)	$19,596

Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.58	$1.45	$(3.24)	$(0.14)	$0.20

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$53,065	$132,915	$(298,012)	$(13,281)	$19,602
Net income allocated to Third Point Re participating common shareholders	(84)	(171)	—	—	(6)
Net income (loss) allocated to Third Point Re common shareholders	$52,981	$132,744	$(298,012)	$(13,281)	$19,596

Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$0.57	$1.43	$(3.24)	$(0.14)	$0.19

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net income (loss) available to Third Point Re common shareholders	$53,065	$132,915	$(298,012)	$(13,281)	$19,602
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,338,879	1,204,574	1,507,910	1,591,754	1,607,422
Impact of weighting related to shareholders’ equity from shares repurchased	—	—	(1,750)	(24,447)	(7,606)
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,338,879	$1,204,574	$1,506,160	$1,567,307	$1,599,816
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	4.0%	11.0%	(19.8)%	(0.8)%	1.2%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders, as presented, is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe that return on beginning shareholders’ equity attributable to Third Point Re common shareholders is an important measure because it assists our management and investors in evaluating the Company’s profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.